UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(RULE 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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GIGCAPITAL4, INC.

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BIGBEAR.AI ANNOUNCES LEADERSHIP APPOINTMENTS

Samuel Gordy Named COO and President of Federal, Jeffry Dyer Named President of

Commercial and Claire Morse Named Chief Human Resources Officer

COLUMBIA, MD – November 17, 2021 - BigBear.ai, a leading provider of artificial intelligence (“AI”), machine learning, cloud-based big data analytics, and cyber engineering solutions, today announced three strategic leadership appointments to support the Company’s growth:

•	Samuel Gordy has been appointed as Chief Operating Officer and President of Federal, effective November 1, 2021;

•	Jeffry Dyer has been appointed as President of Commercial, effective November 1, 2021; and

•	Claire Morse has been appointed as Chief Human Resources Officer, effective October 18, 2021.

“As we continue to execute our growth strategy and prepare to emerge as a publicly traded company later this year, we are focused on attracting and retaining top-notch talent with the skills and expertise to accelerate our progress and ensure we enter the public market on strong footing,” said Dr. Reggie Brothers, Chief Executive Officer of BigBear.ai. “We are thrilled to welcome Sam, Jeff and Claire to BigBear.ai and look forward to working with them as we bring our operationalized AI solutions and decision support technology to more organizations in both public and commercial markets.”

As COO and President of Federal, Samuel Gordy will oversee BigBear.ai’s day-to-day business operations and will design, build, manage, and scale the organization to facilitate BigBear.ai’s evolution to the next stage of successful and profitable growth in the Federal division. Gordy brings deep experience overseeing the maturation of product strategy in publicly traded companies that do business with the federal government. He joins BigBear.ai from IBM, where he had worked since 2016, most recently as General Manager and Chief Strategy Officer, US Public and Federal Market and previously as General Manager, US Federal and Government Industries. Prior to that, he served in increasingly senior leadership and operational roles at Leidos and SAIC and served as a US Naval Intelligence Officer. He earned his bachelor’s degree from the Georgetown University School of Foreign Service and received an MBA from George Washington University.

As President of Commercial, Jeffry Dyer will be responsible for all aspects of BigBear.ai’s growing business in the commercial sector, including oversight of the P&L and leadership of sales, marketing, and product development functions. He brings more than 30 years of sales management and technical sales experience, most recently serving as the Senior Vice President of North American Sales & Operations at Sisense, Inc., a position he had held since 2018. Prior to that, Dyer held a series of senior sales management positions at companies including Skytap, MicroStrategy, EndPlay, Intershop Communications, SAP America, and Adobe Systems. Dyer attended Seattle University.

As Chief Human Resources Officer, Claire Morse will drive strategic human resources initiatives across BigBear.ai’s Federal and Commercial divisions, focusing on integration, strategy, and the direction of human resources-related functions. Morse brings extensive human resources leadership experience in technology and government contracting and has a track record of leading human resources functions through mergers and acquisitions. She joins BigBear.ai from Salient CRGT, Inc., where she worked since 2015, most recently as Vice President, People & Culture. Prior to that, she held human resources and employee relations management roles at Bechtel Global Corporation and ManTech International. She earned her Bachelor of Science degree in Renewable Natural Resources Policy from Texas A&M University and received her J.D. from Chicago-Kent College of Law.

About BigBear.ai

A leader in decision dominance for more than 20 years, BigBear.ai operationalizes artificial intelligence and machine learning at scale through its end-to-end data analytics platform. The company uses its proprietary AI/ML technology to support its customers’ decision-making processes and deliver practical solutions that work in complex, realistic and imperfect data environments. BigBear.ai’s composable AI-powered platform solutions work together as often as they stand alone: Observe (data ingestion and conflation), Orient (composable machine learning at scale), and Dominate (visual anticipatory intelligence and optimization).

BigBear.ai’s customers, which include the U.S. Intelligence Community, Department of Defense, the U.S. Federal Government, as well as customers in the commercial sector, rely on BigBear.ai’s high value software products and technology to analyze information, identify and manage risk, and support mission critical decision making. Headquartered in Columbia, Maryland, BigBear.ai has additional locations in Virginia, Massachusetts, Michigan, and California. For more information, please visit: http://bigbear.ai/ and follow BigBear.ai on Twitter: @BigBearai.

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Participants in Solicitation

BigBear.ai, GigCapital4 and their respective directors and executive officers and other persons may be deemed to be participants in the solicitations of proxies from GigCapital4’s stockholders in respect of the proposed business combination and related transactions. Information regarding GigCapital4’s directors and executive officers is available in its final prospectus prepared and filed with the SEC on February 10, 2021 under Rule 424(b)(4) promulgated by the SEC pursuant to the Securities Act of 1933, as amended (the “Securities Act”) and related to its previously filed Registration Statement on Form S-1. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests is contained in the definitive proxy statement related to the proposed business combination and related transactions, and which can be obtained free of charge from the sources indicated above.

Additional Information and Where to Find It

In connection with the proposed business combination, GigCapital4 has filed with the Securities and Exchange Commission (the “SEC”) a definitive proxy statement under the rules of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). GigCapital4 will subsequently mail a definitive proxy statement relating to the proposed business combination to its stockholders. This press release does not contain all the information that should be considered concerning the proposed business combination and is not intended to form the basis of any investment decision or any other decision in respect of the business combination. Additional information about the proposed business combination and related transactions will be described in GigCapital4’s proxy statement relating to the proposed business combination and the respective businesses of GigCapital4 and BigBear.ai. The proposed business combination and related transactions will be submitted to stockholders of GigCapital4 for their consideration. GigCapital4’s stockholders and other interested persons are advised to read the definitive proxy statement and other documents filed in connection with GigCapital4’s solicitation of proxies for its special meeting of stockholders to be held to approve, among other things, the proposed business combination and related transactions, because these materials will contain important information about BigBear.ai, GigCapital4 and the proposed business combination and related transactions. The definitive proxy statement and other relevant materials for the proposed business combination will be mailed to stockholders of GigCapital4 as of October 5, 2021, which has been established as the record date for voting on the proposed business combinations and related transactions.

Stockholders may also obtain a copy of the definitive proxy statement, as well as other documents filed with the SEC by GigCapital4, without charge, at the SEC’s website located at www.sec.gov or by directing a request to Brad Weightman, Vice President and Chief Financial Officer, GigCapital4, Inc., 1731 Embarcadero Rd., Suite 200, Palo Alto, CA 94303, or by telephone at (650) 276-7040.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act, and Section 21E of the Exchange Act. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of other financial and performance metrics, projections of market opportunity and market share, and the timing of the consummation of the business combination. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of management of GigCapital4 and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of GigCapital4. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political, and legal conditions; the inability of the parties to successfully or timely consummate the proposed business combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed business combination or that the approval of stockholders is not obtained; failure to realize the anticipated benefits of the proposed business combination; risks relating to the uncertainty of the projected financial information with respect to BigBear.ai; risks related to the rollout of BigBear.ai’s business and the timing of expected business milestones; the effects of competition on BigBear.ai’s future business; the amount of redemption requests made by GigCapital4’s public stockholders; the ability of GigCapital4 or the combined company to issue equity or equity-linked securities in connection with the proposed business combination or in the future. If any of these risks materialize or GigCapital4’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. Additional factors that could cause actual results to differ are discussed under the heading “Risk Factors” and in other sections of GigCapital4’s filings with the SEC, and in GigCapital4’s current and periodic reports filed or furnished from time to time with the SEC. There may be additional risks that neither GigCapital4 nor BigBear.ai presently know or that they currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect GigCapital4 and BigBear.ai’s expectations, plans or forecasts of future events and views as of the date of this press release, based on information available to GigCapital4 and BigBear.ai as of the date hereof. GigCapital4 and BigBear.ai assume no obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. While GigCapital4 and BigBear.ai may elect to update these forward-looking statements at some point in the future, GigCapital4 and BigBear.ai specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing GigCapital4’s and BigBear.ai’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

CONTACTS:

Reevemark

Paul Caminiti/Delia Cannan/Pam Greene

212-433-4600

bigbear.ai@reevemark.com

or

Lambert & Co.

Jennifer Hurson

845-507-0571

jhurson@lambert.com

Caroline Luz

203-656-2829

cluz@lambert.com